Exhibit 10.9

No.: 2010 (Dongcheng) Zi

FIXED ASSETS LOAN CONTRACT

(VERSION 2009)

INDUSTRIAL AND COMMERCIAL BANK OF CHINA

NOTA BENE: This Contract is lawfully made by and between the parties on an equal, voluntary basis. All contractual provisions are a genuine expression of the intent of the parties. In order to protect the legitimate rights and interests of the borrower, the lender hereby respectfully requests the borrower to pay full attention to all clauses governing the rights and obligations of the parties and in particular those highlighted in bold.

Lender: Industrial and Commercial Bank of China Beijing Dongcheng Branch

Person-in-Charge: Miao Hongxiang

Contact: N/A

Domicile: Qinglang Building, 24, Dongsi Shitiao, Dongcheng District, Beijing

Postcode: 100007

Telephone: 84021133

Fax: N/A

Email: N/A

Borrower: Beijing Bona Film Culture Communications Co., Ltd.

Legal Representative: Yu Dong

Contact: N/A

Domicile: F/18, Poly Plaza, Road No. 14, Dongzhimen

                Nandajie, Dongcheng District, Beijing

Postcode: 100007

Telephone: 65510888

Fax: N/A

Fax: N/A

Email: N/A

The Borrower and the Lender, by equal consultations, reach agreement on and enter into this contract in respect of the extension of a loan facility by the Lender to the Borrower.

CHAPTER ONE LOAN CONDITIONS

Article  1               Purpose of Loan

The purpose of the loan hereunder shall be the shooting and distribution of the film. The Borrower may not divert the loan to other purposes without written consent of the Lender. The Lender shall have the right to supervise the use of the loan funds.

Article 2 Amount and Term of Loan

2.1   The loan hereunder shall be denominated in the currency of RMB and shall be in the amount of                                    (In the event of divergence, the amount expressed in capital letters shall prevail over that expressed in Arabic figures.).

2.2   The term of the loan hereunder shall be                 , beginning as from the date of actual drawdown (in the case of multiple drawdowns, as from the date of first drawdown). The date of actual drawdown shall be based on the date specified on the relevant loan receipt.

Article 3 Interest Rate and Interest

3.1  Determination of RMB Loan Interest Rate

The interest rate of the RMB loan shall be determined as per the second method below:

(1)  at the fixed interest rate of   /   % per annum, which shall remain unchanged throughout the term of the Contract (Crossed Out; N/A);

(2) at a floating rate equal to the base rate plus a fluctuation range. The base rate shall be the base loan interest rate published by the People’s Bank of China on                      (day of drawdown; or effective day of the contract) for loans of a term equal to that set out in Article 2.2; and the fluctuation range shall be                          (upward/downward/zero floating) and shall remain unchanged throughout the term of the Contract. Upon drawdown by the Borrower, the interest rate shall be based on an interest period of            (1/3/6/12) months and shall be adjusted upon expiry of each such period. Interest shall accrue on the basis of the rates applicable to each relevant interest period.  The day for the determination of the second-period interest rate shall fall on the first anniversary of the drawdown date, or, in the absence of such anniversary date in the applicable month of rate adjustment, the last day of such month of rate adjustment. This principle shall apply to subsequent interest periods. Where the Borrower effects multiple drawdowns, the loan interest rate shall be adjusted in accordance with the method set out in Clause (B) below:

A.  Regardless of the number of drawdowns during a particular interest period, the then current loan interest rate as determined on the applicable rate determination date of the relevant interest period shall apply to all drawdowns; and such rate shall be simultaneously adjusted in respect of all drawdowns during the next interest period.

B.  The interest rate of each drawdown shall be determined and adjusted separately.

(3) other terms     /     (Crossed Out; N/A).

3.2  Determination of Foreign Currency Loan Interest Rate

The interest rate of the foreign currency loan shall be determined as per the   /   method below(Crossed Out; N/A):

(1)  at the fixed interest rate of     /     % per annum, which shall remain unchanged throughout the term of the Contract (Crossed Out; N/A);

(2) at a floating rate equal to the base rate of   /   month   /   (LIBOR/HIBOR) plus a margin of   /   base points (i.e.0.01%). Such margin shall remain unchanged throughout the term of the Contract. Upon drawdown by the Borrower, the base rate shall be adjusted as per the   /   method below and interest shall accrue at the rates applicable to each relevant period(Crossed Out; N/A):

A. The base rate will float in line with its applicable period. The day for the determination of the second-period base rate shall fall on the first anniversary of the drawdown date, or, in the absence of such anniversary date in the applicable month of rate adjustment, the last day of such month of rate adjustment. This principle shall apply to subsequent interest periods(Crossed Out; N/A).

B. The base rate will be adjusted on the first day of each interest period(Crossed Out; N/A).

(3) other terms     /     (Crossed Out; N/A).

3.3  The interest of the loan hereunder shall accrue from the date of actual drawdown and shall be paid on a monthly (monthly/quarterly/semi-annual) basis. Upon expiry of the loan term, interest shall be paid in full together with principal. Daily interest rate shall be equal to the rate per annum divided by 360.

3.4  The default interest rate hereunder shall be equal to the original loan interest rate plus 30%. The penalty interest rate for unauthorized loan diversion shall be the original loan interest rate plus 50%.

Article 4   Drawdown

The Borrower shall draw down the loan facility hereunder in accordance with its actual funding needs. The first drawdown shall be effected by     /     (Crossed Out; N/A) and the last drawdown shall be effected by     /     (Crossed Out; N/A), otherwise, the Lender shall have the right to cancel all or part of the loan.

Article 5   Repayment

5.1 The Borrower shall repay the loan in accordance with the following schedule (Separate sheets may be attached if needed) (Crossed Out; N/A).

Scheduled Repayment Time	Scheduled Repayment Amount (in RMB0’000)

5.2   In the event the loan hereunder is a loan of the following character, the Borrower shall immediately repay such loan upon the putting into place of relevant funds and the Borrower shall not be required to pay any indemnity in respect of any prepayment resultant therefrom:

             /               /               /               /               /               /

             /               /               /               /               /               /

(Crossed Out; N/A)

5.3   Unless effected in accordance with Article 5.2 above, any prepayment by the Borrower shall be subjected to an indemnity equal to   /   % of the prepaid amounts.

             /               /               /               /               /               /

             /               /               /               /               /               /

(Crossed Out; N/A)

Article 6 Special Agreement on Revolving Loan (Optional Clause; this Article ☐ applies, or  does not apply.)

The Borrower may treat every       /   (half year/one year/two years/three years/four years/five years) (Loan Use Period Unit) as a period by which to use the loan hereunder on a revolving basis. Upon completion of necessary formalities, outstanding principal from the preceding Loan Use Period Unit may continue to be used during the next Loan Use Period Unit, provided that the expiry date of each drawdown shall not be later than the expiry date of the loan term set out in Article 2. (Crossed Out; N/A)

Article 7 Security

7.1  The loan hereunder shall be a secured (credit/secured) loan.

7.2  If the loan hereunder is a secured loan, the security matters shall be provided for in a separately executed security contract. If such security is a ceiling amount charge, the contract for such ceiling amount charge shall be as follows:

Name of Ceiling Amount Charge Contract: Ceiling Amount Security Contract (No: 2010 Dongcheng (Bao) Zi 0002)

Security Provider: Zhejiang Bona Film and Television Production Co., Ltd.

Article 8  Financial Agreement (Optional Clause; this Article ☐ applies, or  does not apply.)

During the term of this Contract, the Borrower shall comply with the following agreement on financial indicators:

             /               /               /               /               /               /

             /               /               /               /               /               /

(Crossed Out; N/A)

Article 9 Dispute Resolution

Disputes hereunder shall be resolved in accordance with the method set out in Clause (2) below:

(1) Such disputes shall be submitted to the      /  arbitration commission  for arbitration in      /  (place of arbitration) in accordance with its arbitration rules applicable at the time of such submission. The arbitration award shall be final and binding on both parties. (Crossed Out; N/A)

(2)  Such disputes shall be resolved by adjudication before the court of the domicile of the Lender.

Article 10  Miscellaneous

10.1  This Contract shall be made in two copies. The Borrower and the Lender and       /  (Crossed Out; N/A)shall each hold one copy. All of the copies shall have the same legal force and effect.

10.2  The following annexes and such other schedules as mutually confirmed by the parties shall be an integral part of this Contract and shall have the same legal force and effect as this Contract:

Annex 1:  Drawdown Notice

Annex 2:  Agreement on Entrusted Payment

Annex 3: (N/A)

Article 11   Other agreements between the Parties

11.1  The Borrower shall open with the Lender the film shooting and production crew funds payment supervision account.  After the percentage of self-owned funds reaches 30%, the Borrower shall draw down the loan in accordance with the shooting progress of each film based on the principle that self-owned funds shall be put in place in advance and in the same proportion.

11.2  The principal and interest of the relevant loan of the Lender shall be paid in full within 3 months from the screening date of each film.

11.3  After the putting into place of all of the self-raised funds for the film, the proceeds from the pre-sale of screening rights, the sale revenues from ads, and the funds obtained from co-investors, shall first be applied towards the repayment of the principal and interest of the loan extended by the Lender.

11.4 During the term of the loan, no dividend shall be distributed prior to repayment of the principal and interest of the loan extended by the Lender. Without written consent of the Lender, no co-investor shall be added to the film underlying the project loan hereunder.

CHAPTER TWO FIXED ASSETS LOAN CONTRACT

TERMS AND CONDITIONS

Article 1  Interest Rate and Interest

1.1  In respect of a foreign currency loan, LIBOR shall be the interbank lending rate for the currency of the loan hereunder shown on the “LIBO=” screen page (11:00 am London Time)  on the REUTERS financial information terminal two banking business days before the drawdown date or the base rate adjustment date; and HIBOR shall be the interbank lending rate for HK dollars shown on the “HIBO=” screen page (11:15am HK Time)  on the REUTERS financial information terminal two banking business days before the drawdown date or the base rate adjustment date.

1.2  If the interest of the loan is paid on a monthly basis, the 20th day of each month shall be the interest payment day; if the interest of the loan is paid on a quarterly basis, the 20th day of the last month of each quarter shall be the interest payment day; and if the interest of the loan is paid on a semi-annual basis, June 20th and December 20th of each year shall be the interest payment days.

1.3 The first interest period shall begin from the date of actual drawdown by the Borrower and end as of the first interest payment day; the last interest period shall begin as from the day immediately following the end of the preceding interest period and end as of the last repayment date; and the other interest periods shall each begin from the day immediately following the end of the preceding interest period and end as of the next interest payment date.

1.4  If the loan hereunder is extended at a floating rate, the rate adjustment rules shall be implemented in the manner as originally contemplated irrespective of any loan payment default.

1.5  If the People’s Bank of China adjusts loan interest rate determination methods and if such adjusted methods apply to the loan hereunder, relevant requirements of the People’s Bank of China shall then be observed without any further notice to the Borrower.

Article 2  Loan Disbursement and Payment

2.1  Drawing down of the loan by the Borrower shall satisfy the drawdown conditions precedent set out below. Otherwise, unless where an advance loan disbursement is agreed to by the Lender, the Lender shall not be obligated to disburse any funds to the Borrower.

2.2  Conditions Precedent to First Drawdown

(1)  The loan project has obtained or completed approvals or clearances or filings from or with competent authorities of the state (unless in accordance with relevant stipulations,

no approvals, clearances or filings are required to be obtained or completed prior to loan disbursement);

(2)  The capital or other funds required to be raised for the project have been fully put in place at the required time, in the required percentage and in the required amount;

(3)  Unless the loan is a credit loan, the Borrower has in accordance with the request of the Lender provided relevant security and has completed relevant security procedures;

(4)  A drawdown notice has been submitted to the Lender in accordance with this Contract.

2.3   Prior to each drawdown, in addition to the conditions precedent to the first drawdown, the Borrower shall also satisfy the following conditions precedent:

(1)  If the capital for the project is to be put into place in installments, the current installment of capital has been fully put into place in the required percentage;

(2)  No cost overruns have occurred or cost overruns have been overcome with self-raised proceeds;

(3) Construction progress has been achieved on schedule and the actual project progress matches the invested amounts;

(4)  No breaches of contract have occurred under this Contract or other contracts entered into with the Lender;

(5)  The evidencing materials showing the purpose of use of the loan provided by the Borrower agree with the purpose of the loan agreed hereunder.

2.4  The written documents provided by the Borrower to the Lender at the time of drawdown shall be in the form of originals; and in the absence of originals, the Borrower may, upon consent of the Lender, provide a photocopy of such documents affixed with the common seal of the Borrower.

2.5  When requesting a drawdown, the Borrower shall give the Lender at least 5 banking business days drawdown notice. Once submitted, such drawdown notice may not be revoked without the written consent of the Lender.

2.6  Where, upon review, the Lender agrees for the Borrower to make a drawdown, the Lender will transfer the loan so drawn down into a designated account of the Borrower, whereupon the Lender shall be deemed to have disbursed the loan to the Borrower in accordance with this Contract.

2.7  Pursuant to relevant regulatory stipulations and the management requirements of the Lender, loan funds in excess of a particular amount or meeting particular conditions shall be provided by the Lender (in the form of an entrusted payment by the Lender) to the payee satisfying the purposes of use agreed hereunder on the basis of the drawdown application and payment entrustment of the Borrower.  In connection therewith, the Borrower shall separately enter into an agreement on entrusted payment to be attached hereto and shall open or designate a special account dedicated to the handling of entrusted payment matters with the Lender.

Article 3  Repayment

3.1   The Borrower shall in accordance with this Contract timely and fully repay the principal and interest of the loan and other amounts payable thereunder. The Borrower shall, one banking business day prior to the repayment date and each interest payment date, adequately deposit currently payable interest, principal and other payable amounts into the repayment account opened by it with the Lender and the Lender shall have the right to receive and deduct on its own such payment, or to demand the Borrower to cooperate with the handling of such transfer and deduction formalities on such repayment date or interest payment date. If the amounts in the repayment account are not sufficient to fully cover all the amounts then due and payable by the Borrower, the Lender shall have the right to determine the order of settlement.

3.2  Where the Borrower applies to prepay all or part of the loan, such application shall be in writing and shall be submitted to the Lender 10 banking business days in advance. Prepayment shall be subject to consent of the Lender. The Borrower shall pay in accordance with the terms of this Contract an indemnity in respect of such prepayment.

3.3  Where the Lender agrees to prepayment, the Borrower shall on such prepayment date settle in full at the same time the principal, interest and other payable amounts of the loan due and payable hereunder up to such prepayment date.

3.4  Where, as a result of prepayment by the Borrower or advance recovery by the Lender of the loan in accordance with this Contract, the actual term of the loan hereunder has been shortened, the relevant interest rate will not be adjusted and the original loan interest rate shall continue to apply.

Article 4   Revolving Loan

4.1   If the loan facility hereunder is a revolving loan, then the date of first drawdown shall be the start date of the first Loan Use Period Unit. The start date of the second Loan Use Period Unit shall fall on the first anniversary of such first drawdown date, or, in the absence of such anniversary date in the first month of the applicable Loan Use Period Unit, the last day of such first month. This principle shall apply to subsequent Loan Use Period Units. Unless with the consent of the Lender, once determined, no Loan Use Period Unit may be adjusted.

4.2  The balance of the loan for each Loan Use Period Unit subsequent to the first Loan Use Period Unit shall be lower than that of its preceding Loan Use Period Unit and the Borrower shall repay the loan in accordance with the agreed repayment schedule upon expiry of each Loan Use Period Unit. The Loan may not be used on a revolved basis within any single Loan Use Period Unit.

4.3 If a RMB revolving loan adopts a floating rate, the base rate shall be determined on the basis of the benchmark loan rate of the People’s Bank of China corresponding to the Loan Use Period Unit.

Article 5  Security

5.1    Other than in the case of a credit loan, the Borrower shall provide a legal and valid security acceptable to the Lender in respect of its performance of its contractual obligations hereunder. The security contract shall be entered into separately.

5.2  If the subject-matter of the security provided hereunder incurs a loss, depreciation, title dispute, seizure or attachment, or if the mortgage provider hereunder disposes of the mortgage subject-matter, or if the guarantor of a guarantee hereunder suffers an adverse change or other change adverse to the creditor claims of the Lender, the Borrower shall timely notify the Lender of the same and shall provide other security(ies) acceptable to the Lender.

5.3  If the loan hereunder is secured by a pledge on accounts receivable, and if, during the term of this Contract, any of the following circumstances occurs, the Lender shall be entitled to declare acceleration of the loan and demand the Borrower to immediately repay part or all of the principal and interest of the loan, or to provide legal, valid and adequate securities acceptable to the Lender:

(1)  the bad debt ratio (in respect of the payees) of the accounts receivable of the pledgor rises for 2 months in a row;

(2)  the matured but not yet recovered accounts receivable of the pledgor in respect of a particular payee constitutes 5% or above of the balance of the accounts receivable collectible from such payee;  or

(3)   the accounts receivable of the pledgor are likely to be unable to receive timely payment upon maturity as a result of any trade dispute (including without limitation quality, technology or service disputes) or debt dispute between the pledgor and the payee(s) or another party.

Article 6                 Insurance

6.1  The Borrower shall at the request of the Lender take out insurance with an insurer(s) acceptable to the Lender in respect of the loan project’s equipment, construction, goods shipment as well as risks during the period of project construction or operation. The types and periods of such insurance shall meet the requirements of the Lender and the insurance coverage shall cover the loan risks.

6.2  During the term of this Contract, the Borrower may not discontinue such insurance for any reason. If any insurance is discontinued, the Lender shall have the right to extend such insurance or take out such insurance in the place and stead of the Borrower, all at the cost of the Borrower.  If the Borrower and the relevant party(ies)  effect any material change or early terminate the insurance policy, the Borrower shall give the Lender 30 days prior notice and shall obtain the Lender’s consent thereto. Otherwise, the Borrower shall be liable for the Lender’s losses arising out of such insurance discontinuation, termination or policy amendment.

6.3  The insurance policy shall name the Lender as the first beneficiary (in the event of the occurrence of an insurable accident) and the insurer shall directly pay the insurance pay-outs to the Lender. Such insurance policy shall not contain any clause restricting the rights and interests of the Lender.

6.4  The Borrower shall within 3 days from the day it knows or should know the occurrence of the insurance accident notify the Lender of the same in writing and shall in accordance with relevant terms of the insurance contract file claims with the insurer(s).  Insurance indemnification or compensation shall be applied towards advance repayment of the loan hereunder, or, upon the consent of the Lender, towards restoring the value of the project, or, if applicable, it shall be deposited into an account designated by the Lender as a guarantee deposit to ensure the performance by the Borrower of its debts of hereunder.

Article 7   Representations and Warranties

The Borrower warrants and represents to the Lender that (Such representations and warranties shall remain valid throughout the term of this Contract.):

7.1  The loan project and its incurrence of the loan are in compliance with the requirements of laws and regulations;

7.2  It has the requisite entity qualification to act as a borrower hereunder and has the capacity and ability to enter into and perform this Contract;

7.3  Execution by it of this Contract has obtained all requisite authorizations or approvals, and execution and performance of this Contract does not violate its articles of association and relevant requirements of laws and regulations or conflict with any obligation assumed by it under other contracts;

7.4  Other debts payable by it have been paid on time and it has not in bad faith defaulted on any bank loan principal and interest;

7.5  It has a sound organizational structure and a sound financial management system and has no material regulatory or disciplinary violations in the course of its production and operation during the most recent year; and its current senior management personnel have no record of material misconduct;

7.6  All documents and information provided to the Lender are true, accurate, complete and valid, and are free from misstatement, material omissions or misleading representations;

7.7 The financial and accounting reports provided to the Lender have been prepared in accordance with the accounting standards of the PRC and truthfully, fairly and fully reflect its operation conditions and its indebtedness; and as from the date of its most recent financial and accounting reports, its financial condition has not suffered any material adverse change; and

7.8  It has not concealed from the Lender any litigation, arbitration or claims in which it is involved.

Article 8   Undertakings of the Borrower

The Borrower undertakes that:

8.1   It will draw and use the loan in accordance with the time limits and purpose of use set out herein and will not in any form whatsoever divert such borrowed funds to securities markets, futures markets or any purposes prohibited or restricted by relevant laws and regulations.

8.2  It will in accordance with this Contract settle in full the principal, interest and other payable amounts of the loan.

8.3 It will accept and actively cooperate with the review and supervision by the Lender in respect of its use of the loan funds (including purpose of use of such funds) in the form of account analysis, voucher review, onsite investigation, etc., and will at the request of the Lender regularly provide summarized reports on the use of the loan funds.

8.4 It will accept the credit review by the Lender, and will in accordance with the request of the Lender provide its balance sheet, income statement and similar accounting and financial materials, as well as other materials which reflect its debt repayment ability; and it will assist and cooperate with the Lender in the investigation, inquiry into and supervision by the Lender of its production and operation and its finances.

8.5  It will not in any form whatsoever distribute any dividend prior to full settlement of the principal, interest and other amounts payable of the loan hereunder.

8.6 Any combination, division, capital decrease, equity change, transfer of material asset or claims, material investment to an outside party, material increase of debt finance, and other action likely to adversely affect the rights and interests of the Lender shall obtain prior written consent of the Lender or shall provide for, to the satisfaction of the Lender, arrangements in respect of the realization of the creditor claims of the Lender.

8.7  It will timely notify the Lender of any of the following:

(1)  change of its articles of association, business scope, registered capital or legal representative;

(2) its winding-down, dissolution, liquidation, suspense of business for rectification, revocation of business license, cancellation or filing (whether voluntary or involuntary) for bankruptcy;

(3)  any material economic dispute, litigation or arbitration in which it is involved or is likely to be involved, or any legal seizure, attachment or supervisory custody of its properties;

(4)  any material cases or economic disputes involving its shareholders, directors or its current senior management personnel.

8.8 It will timely, fully and accurately disclose to the Lender its related parties and related party transactions.

8.9 It will timely sign, and thereby show its receipt of, all notices mailed or otherwise delivered by the Lender.

8.10 It will not dispose of its self-owned assets in any manner that may diminish its debt repayment ability; nor will it provide any security to any third party using any assets that have come into being as a result of the loan hereunder without the consent of the Lender.

8.11  If the loan hereunder is disbursed as a credit loan, it will fully, truthfully and accurately provide a regular update on its provision of securities in favor of a third party and will at the request of the Lender execute an account supervision agreement; where the provision of a security to an external party may affect its performance of its obligations hereunder, it will obtain written consent of the Lender.

8.12  It will support the Lender’s involvement in the review of the budget estimation, budget and final budget accounting as well as in project tender, project completion inspection and like matters.

8.13  It will assume costs and expenses arising out of the entry into and performance of this Contract as well as costs and expenses paid or payable by the Lender in connection with the realization of the creditor claims of the Lender hereunder, including without limitation litigation or arbitration costs, asset preservation costs, attorney’s fee, enforcement expenses, assessment expenses, auction expenses and public announcement-related expenses.

8.14 The debts hereunder shall rank above the debts of the Borrower to its shareholders and shall rank at least pari passu with same type debts of the Borrower to other creditors.

Article 9  Warranties of the Lender

The Lender warrants that:

9.1 It will disburse the loan to the Borrower in accordance with this Contract.

9.2  Unless otherwise required by laws and regulations or this Contract, it will maintain in confidence the non-public materials and information provided by the Borrower.

Article 10   Breach of Contract

10.1  Any of the following shall constitute a breach of contract by the Borrower:

(1)  The Borrower fails to repay in accordance with this Contract the principal, interest and other amounts payable of the loan hereunder, or fails to perform any of its other obligation hereunder, or breaches its representations, warranties or undertakings hereunder;

(2) The security provided hereunder suffers any change adverse to the creditor claims of the Lender and the Borrower fails to separately provide another security acceptable to the Lender;

(3) The Borrower fails to settle any other due and payable debts (including those which have been declared accelerated), or fails to perform its obligations under any other agreements, or violates its obligations thereunder, and such failure or violation has affected or is likely to affect its performance of its obligations hereunder;

(4)  The profitability, debt repayment ability, operating ability, cash flows and other financial indicators of the Borrower have breached the agreed standards or have deteriorated, which has affected or is likely to affect its performance of its obligations hereunder;

(5) The shareholding structure, production and operation, outside investment and other indicators of the Borrower suffer a material adverse change, which has affected or is likely to affect its performance of its obligations hereunder;

(6) The Borrower is involved in or is likely to be involved in any material economic dispute, litigation or arbitration, or its assets are subject to seizure, attachment or enforcement, or the Borrower has become the subject of any lawfully established case and investigation or any lawfully adopted penalizing measures by any judicial organ or administrative authority, or has been publicized by the media because of its breach of relevant stipulations or policies of the state, which has affected or is likely to affect its performance of its obligations hereunder;

(7)  Any of its main individual investors or key management personnel suffers any unusual change or has disappeared or has become the subject of any lawful investigation or any personal freedom restraint measure by any judicial organ, which has affected or is likely to affect its performance of its obligations hereunder;

(8)  The Borrower willfully evades the creditor claims of the Lender by resorting to fictitious contracts with a related party, by tricking the Lender into extending funds or credit facility through fabricated transactions which are not backed up by genuine transactions; or by means of related party transactions;

(9)  The Borrower has become, or is likely to become, the subject of cessation of business, dissolution, liquidation, suspension of business for rectification, business license revocation, cancellation or filing (voluntary or involuntary) for bankruptcy;

(10)  The Borrower causes accidents attributable to it as a result of its breach of relevant laws, regulations and regulatory requirements or industry standards on foodstuff safety, production safety, environment protection and the like, which has affected or is likely to affect its performance of its obligations hereunder;

(11)  The capital for the project has failed to be put in place as per the schedule or in the required percentage, or has not adequately made-up by the Borrower within the required time limit;

(12)  The Borrower fails to complete project construction in accordance with the progress schedule or a material adverse change occurs to the construction or operation environment and conditions of the project;

(13) The credit rating, profitability, assets-debt ratio, cashflows from operating activities and other indicators of the Borrower fail to meet the conditions of the Lender for extension of credit loans (in case the loan hereunder is a credit loan), or the Borrower without written consent of the Lender, creates a mortgage or pledge in favor of a third party on its effectively-operated assets or provides any guarantee to an outside party, which has affected or is likely to affect its performance of its obligations hereunder; and

(14) Other circumstances which are likely to adversely affect the realization of the creditor claims of the Lender hereunder.

10.2  If the Borrower breaches the Contract, the Lender shall be entitled to take one or more of the following measures:

(1) to demand the Borrower to rectify such breach within a set time limit;

(2) to cease disbursing the loan and other financings under this Contract and other contracts between the Borrower and the Lender, or cancel in part or in full any loan and other financings not yet drawn down by the Borrower;

(3) to declare all outstanding loan and other financings under this Contract and other contracts between the Lender and the Borrower immediately due and payable and to immediately recover all outstanding amounts;

(4) to demand the Borrower to indemnify for the losses incurred by the Lender as a result of the breach of the Borrower;

(5) Other measures required by laws and regulations, the terms hereof or deemed necessary by the Lender.

10.3 If the Borrower fails to repay in accordance with the provisions hereof any due and payable loan (including any loan declared immediately due and payable), the Lender shall have the right to charge default interest at the default interest rate set out herein as from the date of such default. Compound interest shall be charged at the default interest rate in respect of interest which the Borrower has failed to pay on time.

10.4  If the Borrower fails to apply the loan towards the purposes set out herein, the Lender shall have the right to charge penalty interest on the diverted portion of the loan at the penalty interest rate for loan diversion set out herein as from the date of such loan diversion. Compound interest shall be charged at the default interest rate in respect of interest which the Borrower has failed to pay on time during the period of loan diversion.

10.5  If both of the circumstances set out in Articles 10.3 and 10.4 above occur to the Borrower, the penalty interest shall be charged on the basis of the higher of the two penalty interest rates rather than concurrently on the basis of the two.

10.6  If the Borrower fails to repay on time the principal, interest (inclusive of default interest, penalty interest and compound interest), and other amounts payable of the loan, the Lender shall have the right to demand such repayment by an announcement to the media.

10.7  If the relationship of control (or being controlled) between a related party of the Borrower and the Borrower suffers any change, or if any of the circumstances as those set out in Article 10.1 above (other than the circumstances in clauses (1) and (2) thereunder) occurs to the related party of the Borrower, and if such change or circumstance has affected or is likely to affect the performance by the Borrower of its obligations hereunder, the Lender shall have the right to take all measures contemplated hereunder.

Article 11  Deduction

11.1  If the Borrower fails to repay in accordance with this Contract its debts due and payable hereunder (including those declared immediately due and payable), the Lender shall have the right to deduct, for the purpose of settlement of the same, relevant amounts from all of the Borrower’s RMB and foreign exchange accounts opened by the Borrower with the Lender of other branches of the Industrial and Commercial Bank of China until all of the debts of the Borrower hereunder shall have been settled in full.

11.2  If the deducted amounts are denominated in a different currency from that involved hereunder, such amounts shall be converted using the applicable exchange rate of the Lender on the date of such deduction. Interest and other expenses arising between the period from the date of such deduction to the date of full settlement (i.e. the date on which the Lender shall have in accordance with the foreign exchange administration policies of the state converted the deducted amounts into the currency hereunder and shall have actually settled the debts hereunder with such converted amounts) and any difference arising out of exchange rate fluctuations during such period shall be borne by the Borrower.

11.3  If the amounts so deducted by the Lender are not sufficient to settle all of the debts of the Borrower, the Lender shall have the right to determine the order of settlement.

Article 12   Assignment of Rights and Obligations

12.1  The Lender shall have the right to assign part or all its rights hereunder to a third party without consent of the Borrower. The Borrower shall not assign any of its rights and obligations hereunder without written consent of the Lender.

12.2   The Borrower hereby acknowledges that the Lender or the Industrial and Commercial Bank of China Limited (“ICBC”) may in line with their business management needs, authorize or entrust another ICBC branch to perform the rights and obligations of the Lender hereunder, or may direct another ICBC branch to assume and manage the creditor claims in respect of the loan hereunder without further consent of the Borrower. Such other ICBC branch which assumes the rights and obligations of the Lender hereunder shall be entitled to exercise all of the Lender’s rights hereunder, and to bring litigation or arbitration proceedings or to file enforcement motions in its own name in connection with any disputes hereunder.

Article 13               Effectiveness, Amendment and Termination

13.1         This Contract shall become effective from the execution date, and terminate on the date on which all obligations of the Borrower hereunder have been performed.

13.2         Any amendment to this Contract shall be made in writing by the parties through consultation. The amendment provision or agreement shall constitute part of this Contract, with the same legal validity as this Contract. Except for the amendment, the remaining provisions of this Contract shall remain valid, and prior to the effectiveness of the amendment, the original provision shall remain valid.

13.3         No amendment or termination of this Contract shall affect the right of the parties hereto to claim indemnification for losses. No Termination of this Contract shall affect the validity of the dispute resolution provision.

Article 14               Governing Law and Dispute Resolution

The execution, validity, interpretation, performance and dispute resolution of this Contract shall be governed by the laws of the People’s Republic of China. Any dispute or controversy arising out of or in connection with this Contract shall be settled by the parties through consultation, and if no settlement can be reached through consultation, shall be resolved by the means set forth in this Contract.

Article 15               Entire Agreement

Chapter One (Loan Conditions) and Chapter Two (Fixed Assets Loan Contract Terms and Conditions) hereof shall constitute the entire loan contract, and the same term in these two chapters shall have the same meaning. This loan owed by the Borrower shall be subject to the two chapters set forth above.

Article 16               Notices

16.1         All notices hereunder shall be given in writing. Unless otherwise agreed, the domicile designated by the parties as set forth herein shall be the mailing and contact address. In the event of any change in any party’s mailing address or other contact information, it shall promptly notify the other party in writing.

16.2         In the event of any rejection to acknowledge the receipt by any party hereto or other failure to deliver, the notifying party may deliver through notarization or public announcement.

Article 17               Miscellaneous

17.1         No failure or delay to exercise or partial exercise by the Lender of any right under this Contract shall operate as a waiver or amendment of such right or any other right, nor shall it affect any further exercise of such right or any other right.

17.2         No invalidity or unenforceability of any provision of this Contract shall affect the validity and enforceability of other provisions, or the validity of this Contract as a whole.

17.3         The Lender shall have the right to, as required by the relevant laws and regulations and requirements of financial regulatory authorities, provide the information relating to this Contract and other relevant information of the Borrower to the credit information system of the People’s Bank of China and other credit information database set up in accordance with law for the inquiry and use by properly qualified authorities or individuals. The Lender shall be entitled to, for purposes of executing and performing this Contract, have access to the relevant information of the Borrower through the credit information system of the People’s Bank of China and other credit information database set up in accordance with law.

17.4         The terms used herein, such as “related parties”, “related party relationship”, “related party transactions”, “main individual investors” and “key management personnel” shall have the same meaning as ascribed thereto in the Accounting Standard for Business Enterprises No. 36 - Related Party Disclosure issued by the Ministry of Finance of the People’s Republic of China (Cai Kuai [2006] No. 3) and any subsequent amendments thereto.

17.5         The notes and certificates in connection with the loan hereunder prepared and kept by the Lender pursuant to its business rules, constitute the effective evidence proving the creditor-debtor relationship between the Borrower and Lender, and shall be binding upon the Borrower.

17.6         In this Contract, (i) all references to this Contract shall include any amendments or supplements thereto; (ii) The section headings are for reference purposes only, and do not constitute any interpretation of this Contract, or any limitation of the content thereunder or scope thereof; (iii) If any drawdown date or repayment date falls on a non banking business day, it shall be extended to the next succeeding banking business day.

The parties hereby acknowledge: that they have had full discussions on all of the terms and conditions of this Contract; that the Lender has requested the Borrower to pay special attention to all provisions governing the rights and obligations of the parties and to fully and accurately understand such provisions and has provided at the request of the Borrower explanations and clarifications on relevant provisions; that the Borrower has carefully read and fully understood all of the provisions of the Contract (inclusive of Chapter One Loan Conditions and Chapter Two Fixed Assets Loan Contract Terms and Conditions); and that the Borrower and the Lender have fully reached the same understanding on the provisions of this Contract and have no objections whatsoever to the content of this Contract.

Lender: Industrial and Commercial Bank of China Beijing Dongcheng Branch (seal)

Person-in-Charge/Authorized Representative: (signature)

Borrower: Beijing Bona Film Culture Communications Co., Ltd. (seal)

Person-in-Charge/Authorized Representative: (signature)

Execution Date: